CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES–OXLEY ACT OF 2002

Name of Issuer:	MANAGERS TRUST II – 20 FUND, MID CAP FUND, RENASISSANCE LARGE CAP EQUITY FUND, BALANCED FUND, HIGH YIELD FUND & FIXED INCOME FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: September 6, 2005	/s/ PETER M. LEBOVITZ
Peter M. Lebovitz
President

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES–OXLEY ACT OF 2002

Name of Issuer:	MANAGERS TRUST II – 20 FUND, MID CAP FUND, RENASISSANCE LARGE CAP EQUITY FUND, BALANCED FUND, HIGH YIELD FUND & FIXED INCOME FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: September 6, 2005	/s/ BRUCE M. ARONOW
Bruce M. Aronow
Chief Financial Officer